Exhibit 99.1

NEWS RELEASE

NuVasive Announces Third Quarter 2020 Financial Results

SAN DIEGO – October 29, 2020 – NuVasive, Inc. (NASDAQ: NUVA), the leader in spine technology innovation, focused on transforming spine surgery with minimally disruptive, procedurally integrated solutions, today announced financial results for the quarter ended September 30, 2020.

Third Quarter 2020 Highlights

•	Net sales increased 1.5% to $295.3 million, or 1.2% on a constant currency basis;
•	GAAP operating margin of 9.2%; Non-GAAP operating margin of 15.8%; and
•	GAAP diluted earnings per share of $0.11; Non-GAAP diluted earnings per share of $0.55.

“In the third quarter, NuVasive experienced faster-than-anticipated recovery from the impact of COVID-19 with net sales increasing year over year driven by high-single digit growth in our International business and further stability of the US spine market,” said J. Christopher Barry, chief executive officer of NuVasive. “The Company remains focused in the fourth quarter on executing against its innovation roadmap, including the launch of our re-designed cervical portfolio, the furthering of our Advanced Materials Science implant portfolio with multiple new implants and executing on key Pulse milestones.”

A full reconciliation of GAAP to non-GAAP financial measures can be found in the tables of this news release. NuVasive announced in April 2020 that it had withdrawn its annual financial guidance due to the uncertainty related to COVID-19, and is not reinstituting its annual financial guidance for the remainder of the year.

Third Quarter 2020 Results

NuVasive reported third quarter 2020 total net sales of $295.3 million, a 1.5% increase compared to $290.8 million for the third quarter 2019. On a constant currency basis, third quarter 2020 total net sales increased 1.2% compared to the same period last year.

For the third quarter 2020, both GAAP and non-GAAP gross profit was $210.6 million and GAAP and non-GAAP gross margin was 71.3%. These results compared to GAAP and non-GAAP gross profit of $213.8 million and GAAP and non-GAAP gross margin of 73.5%, for the third quarter 2019.

The Company reported GAAP net income of $5.9 million, or diluted earnings per share of $0.11, for the third quarter 2020, compared to GAAP net income of $11.0 million, or diluted earnings per share of $0.21, for the third quarter 2019. On a non-GAAP basis, the Company reported net income of $28.3 million, or diluted earnings per share of $0.55, for the third quarter 2020, compared to non-GAAP net income of $30.9 million, or diluted earnings per share of $0.59, for the third quarter 2019.

The Company ended the quarter with $982.1 million in cash and cash equivalents, and short term investments.

Supplementary Financial Information

For additional financial detail, please visit the Investor Relations section of the Company's website at www.nuvasive.com to access Supplementary Financial Information.

Reconciliation of GAAP to Non-GAAP Information

Management uses certain non-GAAP financial measures such as non-GAAP diluted earnings per share, non-GAAP net income, non-GAAP operating expenses and non-GAAP operating margin, which exclude amortization of intangible assets, business transition costs, purchased in-process research and development, one-time restructuring and related items in connection with acquisitions, investments and divestitures, non-recurring consulting fees, certain litigation expenses and settlements, certain European medical device regulation costs, gains and losses from strategic investments, gains and losses from changes in fair value of derivatives and non-cash interest expense (excluding debt issuance cost). Management also uses certain non-GAAP measures which are intended to exclude the impact of foreign exchange currency fluctuations. The measure constant currency utilizes an exchange rate that eliminates fluctuations when calculating financial performance numbers. The Company also uses measures such as free cash flow, which represents cash flow from operations less cash used in the acquisition and disposition of capital. Additionally, the Company uses an adjusted EBITDA measure which represents earnings before interest, taxes, depreciation and amortization and excludes the impact of stock-based compensation, business transition costs, purchased in-process research and development, one-time restructuring and related items in connection with acquisitions, investments and divestitures, non-recurring consulting fees, certain litigation expenses and settlements, certain European medical device regulation costs, gains and losses on strategic investments, gains and losses from changes in fair value of derivatives and other significant one-time items.

Management calculates the non-GAAP financial measures provided in this earnings release excluding these costs and uses these non-GAAP financial measures to enable it to further and more consistently analyze the period-to-period financial performance of its core business operations. Management believes that providing investors with these non-GAAP measures gives them additional information to enable them to assess, in the same way management assesses, the Company's current and future continuing operations. These non-GAAP measures are not in accordance with, or an alternative for, GAAP, and may be different from non-GAAP measures used by other companies. Set forth below are reconciliations of the non-GAAP financial measures to the comparable GAAP financial measure.

	For the Three Months Ended September 30, 2020
	Reconciliation of GAAP to Non-GAAP Financial Measures
	(Unaudited - in thousands, except per share data)

		Gross Profit	Operating Profit	Net Income	Diluted EPS	Diluted WASO[5]	Net Income to Adjusted EBITDA
	Reported GAAP	$210,649	$27,052	$5,872	$0.11	51,805	$5,872
	% of revenue	71.3%	9.2%
	Amortization of intangible assets		13,826	13,826
	Litigation related expenses and settlements[1]		1,396	1,396			1,396
	Business transition costs[2]		3,107	3,107			3,107
	European medical device regulation[3]		1,149	1,149			1,149
	Non-cash interest expense on convertible notes			12,683
	Net gain on strategic investments			(1,132)			(1,132)
	Tax effect of adjustments[4]			(8,575)
	Interest expense/(income), net						20,852
	Income tax expense						579
	Depreciation and amortization						35,959
	Non-cash stock-based compensation						7,572
	Adjusted Non-GAAP	$210,649	$46,530	$28,326	$0.55	51,805	$75,354
	% of revenue	71.3%	15.8%				25.5%

[1]	Represents expenses associated with certain ongoing litigation matters, including infringement of the Company’s intellectual property.
[2]

Costs related to acquisition, integration and business transition activities which include severance, relocation, consulting, leasehold exit costs, third party merger and acquisitions costs, contingent consideration fair value adjustments, and other costs directly associated with such activities.

[3]	Represents costs specific to updating our quality system, product labeling, asset write-offs and product remanufacturing to comply with European medical device regulation.
[4]	Represents the impact from tax affecting the adjustments above at their statutory tax rate.
[5]

Adjusted non-GAAP diluted WASO excludes the impact of all dilutive securities, including convertible notes for which the Company is economically hedged through its anti-dilutive bond hedge arrangements.

	For the Nine Months Ended September 30, 2020
	Reconciliation of GAAP to Non-GAAP Financial Measures
	(Unaudited - in thousands, except per share data)

		Gross Profit	Operating Profit	Net (Loss) Income	Diluted EPS	Diluted WASO[7]	Net (Loss) to Adjusted EBITDA
	Reported GAAP	$521,772	$18,068	$(38,845)	$(0.76)	51,440	$(38,845)
	% of revenue	68.8%	2.4%
	Amortization of intangible assets		39,150	39,150
	Litigation related expenses and settlements[1]		5,686	5,686			5,686
	Business transition costs[2]		2,541	2,541			2,541
	Purchase of in-process research and development[3]		1,011	1,011			1,011
	European medical device regulation[4]		4,079	4,079			4,079
	Non-cash interest expense on convertible notes			28,022
	Net loss on strategic investments			278			278
	Net loss recognized on change in fair value of derivatives[5]			12,301			12,301
	Tax effect of adjustments[6]			(20,834)
	Interest expense/(income), net						47,858
	Income tax benefit						(9,764)
	Depreciation and amortization						106,097
	Non-cash stock-based compensation						9,751
	Adjusted Non-GAAP	$521,772	$70,535	$33,389	$0.64	52,033	$140,993
	% of revenue	68.8%	9.3%				18.6%

[1]	Represents expenses associated with certain ongoing litigation matters, including infringement of the Company’s intellectual property.
[2]

Costs related to acquisition, integration and business transition activities which include severance, relocation, consulting, leasehold exit costs, third party merger and acquisitions costs, contingent consideration fair value adjustments, and other costs directly associated with such activities.

[3]	Purchase of an in-process research and development asset which had no future alternative use.
[4]	Represents costs specific to updating our quality system, product labeling, asset write-offs and product remanufacturing to comply with European medical device regulation.
[5]	Represents the net change in fair value of the Company’s derivative asset and liability associated with the 2023 Notes.
[6]	Represents the impact from tax affecting the adjustments above at their statutory tax rate.
[7]	Adjusted non-GAAP diluted WASO excludes the impact of dilutive convertible notes for which the Company is economically hedged through its anti-dilutive bond hedge arrangements.

	For the Three Months Ended September 30, 2019
	Reconciliation of GAAP to Non-GAAP Financial Measures
	(Unaudited - in thousands, except per share data)

		Gross Profit	Operating Profit	Net Income	Diluted EPS	Diluted WASO[5]	Net Income to Adjusted EBITDA
	Reported GAAP	$213,807	$30,514	$11,010	$0.21	53,056	$11,010
	% of revenue	73.5%	10.5%
	Amortization of intangible assets		12,596	12,596
	Litigation related expenses and settlements[1]		1,899	1,899			1,899
	Business transition costs[2]		(333)	(333)			(333)
	European medical device regulation[3]		953	953			953
	Non-cash interest expense on convertible notes			4,432
	Net loss on strategic investments			4,767			4,767
	Tax effect of adjustments[4]			(4,455)
	Interest expense/(income), net						9,034
	Income tax expense						4,774
	Depreciation and amortization						33,631
	Non-cash stock-based compensation						7,829
	Adjusted Non-GAAP	$213,807	$45,629	$30,869	$0.59	52,590	$73,564
	% of revenue	73.5%	15.7%				25.3%

[1]	Represents expenses associated with certain ongoing litigation matters, including infringement of the Company’s intellectual property.
[2]

Costs related to acquisition, integration and business transition activities which include severance, relocation, consulting, leasehold exit costs, third party merger and acquisitions costs, contingent consideration fair value adjustments, and other costs directly associated with such activities.

[3]	Represents costs specific to updating our quality system, product labeling, asset write-offs and product remanufacturing to comply with European medical device regulation.
[4]

Represents the impact from tax affecting the adjustments above at their statutory tax rate. As of October 30, 2019, the Company estimated an annual tax rate of ~26% on a GAAP basis and ~23% on a non-GAAP basis.

[5]	Adjusted non-GAAP diluted WASO excludes the impact of dilutive convertible notes for which the Company is economically hedged through its anti-dilutive bond hedge arrangements.

	For the Nine Months Ended September 30, 2019
	Reconciliation of GAAP to Non-GAAP Financial Measures
	(Unaudited - in thousands, except per share data)

		Gross Profit	Operating Profit	Net Income	Diluted EPS	Diluted WASO[5]	Net Income to Adjusted EBITDA
	Reported GAAP	$628,615	$80,884	$35,358	$0.67	52,667	$35,358
	% of revenue	73.3%	9.4%
	Amortization of intangible assets		38,498	38,498
	Litigation related expenses and settlements[1]		6,976	6,976			6,976
	Business transition costs[2]		5,146	5,146			5,146
	European medical device regulation[3]		2,685	2,685			2,685
	Non-cash interest expense on convertible notes			13,125
	Net loss on strategic investments			4,767			4,767
	Tax effect of adjustments[4]			(15,269)
	Interest expense/(income), net						27,461
	Income tax expense						12,012
	Depreciation and amortization						101,245
	Non-cash stock-based compensation						20,447
	Adjusted Non-GAAP	$628,615	$134,189	$91,286	$1.74	52,512	$216,097
	% of revenue	73.3%	15.6%				25.2%

[1]	Represents expenses associated with certain ongoing litigation matters, including infringement of the Company’s intellectual property.
[2]

Costs related to acquisition, integration and business transition activities which include severance, relocation, consulting, leasehold exit costs, third party merger and acquisitions costs, contingent consideration fair value adjustments, and other costs directly associated with such activities.

[3]	Represents costs specific to updating our quality system, product labeling, asset write-offs and product remanufacturing to comply with European medical device regulation.
[4]

Represents the impact from tax affecting the adjustments above at their statutory tax rate. As of October 30, 2019, the Company estimated an annual tax rate of ~26% on a GAAP basis and ~23% on a non-GAAP basis.

[5]	Adjusted non-GAAP diluted WASO excludes the impact of dilutive convertible notes for which the Company is economically hedged through its anti-dilutive bond hedge arrangements.

Investor Conference Call

NuVasive will hold a conference call today at 4:30 p.m. ET / 1:30 p.m. PT to discuss the results of its financial performance for the third quarter 2020. The dial-in numbers are 1-877-407-9039 for domestic callers and 1-201-689-8470 for international callers. A live webcast of the conference call will be available online from the Investor Relations page of the Company's website at www.nuvasive.com. After the live webcast, the call will remain available on NuVasive's website through November 29, 2020. In addition, a telephone replay of the call will be available until November 5, 2020. The replay dial-in numbers are 1-844-512-2921 for domestic callers and 1-412-317-6671 for international callers. Please use pin number: 13708396.

About NuVasive

NuVasive, Inc. (NASDAQ: NUVA) is the leader in spine technology innovation, with a mission to transform surgery, advance care and change lives. The Company's less invasive, procedurally integrated surgical solutions are designed to deliver reproducible and clinically proven outcomes. The Company’s comprehensive procedural portfolio includes access, implants and fixation systems, biologics, software for surgical planning, navigation and imaging solutions, magnetically adjustable implant systems for spine and orthopedics, and intraoperative monitoring service offerings. With more than $1 billion in net sales, NuVasive has approximately 2,800 employees and operates in more than 50 countries serving surgeons, hospitals and patients. For more information, please visit www.nuvasive.com.

Forward-Looking Statements

NuVasive cautions you that statements included in this news release or made on the investor conference call referenced herein that are not a description of historical facts are forward-looking statements that involve risks, uncertainties, assumptions and other factors which, if they do not materialize or prove correct, could cause NuVasive's results to differ materially from historical results or those expressed or implied by such forward-looking statements. In addition, this news release contains selected financial results from the third quarter 2020. The Company’s results for the third quarter 2020 are prior to the completion of review and audit procedures by the Company’s external auditors and are subject to adjustment. The potential risks and uncertainties which contribute to the uncertain nature of these statements include, among others, the impact of the COVID-19 pandemic on the Company's business and financial results; the Company’s ability to maintain operations to support its customers and patients in the near-term and to capitalize on future growth opportunities; risks associated with acceptance of the Company's surgical products and procedures by spine surgeons and hospitals, development and acceptance of new products or product enhancements, clinical and statistical verification of the benefits achieved via the use of NuVasive's products, the Company's ability to adequately manage inventory as it continues to release new products, its ability to recruit and retain management and key personnel, and the other risks and uncertainties more fully described in the Company’s news releases and periodic filings with the Securities and Exchange Commission. NuVasive's public filings with the Securities and Exchange Commission are available at www.sec.gov. NuVasive assumes no obligation to update any forward-looking statement to reflect events or circumstances arising after the date on which it was made.

NuVasive, Inc.
Consolidated Statements of Operations
(in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
(unaudited)	2020	2019	2020	2019
Net sales:
Products	$267,571	$260,173	$685,922	$765,377
Services	27,711	30,662	72,853	92,339
Total net sales	295,282	290,835	758,775	857,716
Cost of sales (excluding below amortization of intangible assets):
Products	66,049	57,164	182,067	169,263
Services	18,584	19,864	54,936	59,838
Total cost of sales	84,633	77,028	237,003	229,101
Gross profit	210,649	213,807	521,772	628,615
Operating expenses:
Selling, general and administrative	146,260	152,887	402,935	450,816
Research and development	20,404	18,143	58,067	53,271
Amortization of intangible assets	13,826	12,596	39,150	38,498
Purchase of in-process research and development	—	—	1,011	—
Business transition costs	3,107	(333)	2,541	5,146
Total operating expenses	183,597	183,293	503,704	547,731
Interest and other expense, net:
Interest income	271	620	1,306	1,356
Interest expense	(21,123)	(9,654)	(49,164)	(28,817)
Other income (expense), net	251	(5,696)	(18,819)	(6,053)
Total interest and other expense, net	(20,601)	(14,730)	(66,677)	(33,514)
Income (loss) before income taxes	6,451	15,784	(48,609)	47,370
Income tax (expense) benefit	(579)	(4,774)	9,764	(12,012)
Consolidated net income (loss)	$5,872	$11,010	$(38,845)	$35,358

Net income (loss) per share:
Basic	$0.11	$0.21	$(0.76)	$0.68
Diluted	$0.11	$0.21	$(0.76)	$0.67
Weighted average shares outstanding:
Basic	51,261	52,057	51,440	51,901
Diluted	51,805	53,056	51,440	52,667

NuVasive, Inc.
Consolidated Balance Sheets
(in thousands, except par values and share amounts)

	September 30, 2020	December 31, 2019
ASSETS	(Unaudited)
Current assets:
Cash and cash equivalents	$774,544	$213,034
Short-term marketable securities	207,605	—
Accounts receivable, net of allowances of $20,924 and $17,019, respectively	205,255	211,532
Inventory, net	305,634	312,419
Prepaid income taxes	13,322	10,434
Prepaid expenses and other current assets	15,576	16,917
Total current assets	1,521,936	764,336
Property and equipment, net	281,339	266,318
Intangible assets, net	165,499	201,092
Goodwill	558,985	561,064
Operating lease right-of-use assets	103,994	66,932
Deferred tax assets	9,291	9,162
Restricted cash and investments	1,494	1,494
Other assets	14,033	14,892
Total assets	$2,656,571	$1,885,290
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$112,392	$97,160
Contingent consideration liabilities	7,275	15,727
Accrued payroll and related expenses	53,005	86,458
Operating lease liabilities	7,513	5,567
Income tax liabilities	760	2,005
Senior convertible notes	639,682	—
Total current liabilities	820,627	206,917
Long-term senior convertible notes	756,167	623,298
Deferred and income tax liabilities	8,236	14,655
Operating lease liabilities	113,105	73,153
Other long-term liabilities	48,734	52,060
Commitments and contingencies
Redeemable equity component of senior convertible notes	10,318	—
Stockholders’ equity:
Preferred stock, $0.001 par value; 5,000,000 shares authorized, none outstanding	—	—
Common stock, $0.001 par value; 150,000,000 and 120,000,000 shares authorized at September 30, 2020 and December 31, 2019, respectively; 57,813,261 and 57,524,658 issued and outstanding at September 30, 2020 and December 31, 2019, respectively	62	62
Additional paid-in capital	1,533,409	1,429,854
Accumulated other comprehensive loss	(10,152)	(9,418)
Retained earnings	43,630	82,475
Treasury stock at cost; 6,540,526 shares and 5,379,536 shares at September 30, 2020 and December 31, 2019, respectively	(667,565)	(587,766)
Total equity	899,384	915,207
Total liabilities and equity	$2,656,571	$1,885,290

NuVasive, Inc.
Consolidated Statements of Cash Flows
(in thousands)

	Nine Months Ended September 30,
(unaudited)	2020	2019
Operating activities:
Consolidated net (loss) income	$(38,845)	$35,358
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Depreciation and amortization	106,097	101,245
Amortization of non-cash interest	33,714	15,853
Stock-based compensation	9,806	20,447
Reserves on current assets	44,927	11,539
Purchase of in-process research and development	1,011	—
Net loss on strategic investments	278	4,767
Net loss recognized on change in fair value of derivatives	12,301	—
Other non-cash adjustments	13,899	10,168
Deferred income taxes	(6,257)	9,810
Changes in operating assets and liabilities, net of effects from acquisitions:
Accounts receivable	2,388	(8,645)
Inventory	(37,523)	(45,571)
Prepaid expenses and other current assets	(1,620)	(2,499)
Accounts payable and accrued liabilities	10,176	6,593
Accrued payroll and related expenses	(33,529)	4,108
Income taxes	(3,625)	(2,588)
Net cash provided by operating activities	113,198	160,585
Investing activities:
Acquisitions and investments	—	(4,100)
Proceeds from other investments	1,132	—
Purchases of intangible assets	(3,810)	(7,501)
Purchases of property and equipment	(77,857)	(94,430)
Purchases of marketable securities	(207,695)	—
Net cash used in investing activities	(288,230)	(106,031)
Financing activities:
Proceeds from the issuance of common stock	3,871	3,888
Purchases of treasury stock	(79,680)	(13,343)
Payment of contingent consideration	(7,053)	(809)
Proceeds from issuance of convertible debt, net of issuance costs	873,890	—
Proceeds from sale of warrants	93,915	—
Purchases of convertible note hedges	(147,825)	—
Other financing activities	(1,405)	2,283
Net cash provided by (used in) financing activities	735,713	(7,981)
Effect of exchange rate changes on cash	829	(1,014)
Increase in cash, cash equivalents and restricted cash	561,510	45,559
Cash, cash equivalents and restricted cash at beginning of period	214,528	120,235
Cash, cash equivalents and restricted cash at end of period	$776,038	$165,794

###

                 Investor Contact:

Suzanne Hatcher

NuVasive, Inc.

858-458-2240

investorrelations@nuvasive.com

Media Contact:

Jessica Tieszen

NuVasive, Inc.

858-736-0364

media@nuvasive.com